UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 20, 2020
Date of Report (Date of earliest event reported)

STEIN MART, INC.
(Exact name of registrant as specified in its charter)

Florida	0-20052	64-0466198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1200 Riverplace Blvd., Jacksonville, Florida 32207
(Address of principal executive offices, including Zip Code)

(904) 346-1500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SMRT	The NASDAQ Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 OTHER EVENTS
10-K FILING RELIEF
Stein Mart, Inc. (the “Company”) intends to rely on the Securities and Exchange Commission (“SEC”) order issued on March 25, 2020 pursuant to Section 36 (Release No. 34-88465) (the “Order”) of the Securities Exchange Act of 1934 (the “Exchange Act”) extending the deadlines by up to 45 days for filing certain reports made under the Exchange Act. The Company is relying on the Order with respect to its annual report on Form 10-K (“Annual Report”) for the year ended February 1, 2020, which was originally due to be filed with the SEC on or before May 1, 2020, its annual meeting proxy statement incorporating by reference the information required in Part III of the Annual Report originally due to be filed with the SEC on or before May 31, 2020, and its quarterly report on Form 10-Q for the quarter ended May 2, 2020, which was originally due to be filed on or before June 16, 2020, (collectively, the “Reports”).
The Company requires additional time to finalize its Reports due to its previously announced reduction in staff, suspension of in-person operations at its corporate headquarters, and temporary closure of its stores for an indefinite period of time as well as other financial and operational concerns associated with or caused by the coronavirus (“COVID-19”) pandemic. These conditions have caused significant disruptions to the Company’s operations requiring key personnel to devote considerable time and resources to respond to the emerging impacts to its business, which limits their availability to complete the Reports and to thoroughly evaluate the subsequent events related to COVID-19. The Company anticipates filing the Annual Report with the SEC on or before June 15, 2020 and thereafter filing an annual meeting proxy statement incorporating by reference the information required in Part III of the Annual Report on or before July 15, 2020. The Company anticipates filing the Form 10-Q for the quarter ended May 2, 2020 on or before July 31, 2020. Further, the Company expects to report a material weakness in its internal controls over financial reporting in its Annual Report related to an ineffective systems access control over certain information technology systems that support the Company’s financial reporting process. The material weakness has not resulted in any misstatements in the Company’s current or previously reported consolidated financial statements.
In addition, the Company is supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended February 2, 2019 and its subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, with the following risk factor:
The coronavirus outbreak is having a material adverse effect on our business and liquidity
The coronavirus (“COVID-19”) pandemic is having an unprecedented impact on the U.S. economy as federal, state and local governments react to this public health crisis, which has created significant uncertainties. These uncertainties include, but are not limited to, the material adverse effect of the pandemic on the economy, our supply chain partners, our employees and customers, customer sentiment in general, and our stores. The pandemic has materially adversely effected our near-term revenues, earnings, liquidity and cash flows, and has required significant actions in response, including but not limited to, employee furloughs and store closings, all in an effort to mitigate such impacts. The extent of the impact of the pandemic on our business and financial results will depend largely on future developments, including the duration of the spread of the outbreak within the U.S., the impact on capital and financial markets and the related impact on consumer confidence and spending, all of which are highly uncertain and cannot be predicted. The Company cannot reasonably estimate the severity of COVID-19 on our operations but it currently anticipates a material adverse impact on our financial position, cash flows and results of operations. Continued prolonged store closure would impact our assessment under ASC 205-40 of whether there is substantial doubt about the Company’s ability to continue as a going concern within one year after the date that the Company’s financial statements are issued and, based on our assessment, could result in the conclusion that substantial doubt exists and the inclusion of an explanatory paragraph regarding the existence of substantial doubt in the auditors’ report of our independent registered accounting firm to be included in our Annual Report. This situation is changing rapidly, and additional impacts may arise that we are not aware of currently.

NASDAQ COMPLIANCE PERIOD RELIEF
The Company issued a press release on April 20, 2020, disclosing that it qualifies for temporary relief from compliance with the Nasdaq Stock Market (“Nasdaq”) $1.00 minimum bid price requirement (the “Minimum Bid Price Requirement”). A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference. As previously disclosed, Nasdaq had advised the Company that it had until July 6, 2020 to regain compliance with the Minimum Bid Price Requirement. However, on April 16, 2020, Nasdaq announced that, in response to the COVID-19 pandemic and related extraordinary market conditions, it is providing temporary relief from bid price and other requirements through June 30, 2020. As a result, the Company has until September 18, 2020 to regain compliance with the Minimum Bid Price Requirement.
Forward-Looking Statements
Certain statements in this report regarding the impact of COVID-19 to the Company constitute “forward-looking statements” under the federal securities laws. These forward-looking statements are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When we use words such as “anticipate,” “intend,” “plan,” “may,” “could,” “believe,” “estimate,” “expect,” “predict,” or similar expressions, we do so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond our control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, potential risks and uncertainties relating to the duration and severity of COVID-19 outbreak, actions that may be taken by governmental authorities to contain the COVID-19 outbreak or treat its impact, the potential negative impacts of COVID-19 on the global economy and foreign sourcing and the impact of COVID-19 on the Company’s financial condition and business operations. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K and the Company’s quarterly reports on Form 10-Q. The statements in this report speak only as of the date of hereof and we undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits
99.1   Press Release dated April 20, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC.
(Registrant)

Date:	April 23, 2020	By:	/s/ James B. Brown
James B. Brown
Executive Vice President and Chief Financial Officer